SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.   20549

                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 19, 1995


               ROANOKE ELECTRIC STEEL CORPORATION
     (Exact name of Registrant as specified in its charter)


            Virginia                0-2389             54-0585263
 (State or other jurisdiction     (Commission       (I.R.S. Employer
       of incorporation )          File Number)     Identification No.)

            102 Westside Blvd., N.W., Roanoke, Virginia          24017
               (Address of principal executive offices)       (Zip Code)

    Registrant's telephone number, including area code:  (540) 342-1831

                                     N/A

         (Former name, former address and former fiscal year, if
                       changed since last report)


Item 5.  Other Events.

See press release attached hereto as Exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

       99   -   Press Release dated April 19, 1996



                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         ROANOKE ELECTRIC STEEL CORPORATION


                         By Donald G. Smith
                            Donald G. Smith
                            Chairman and Chief Executive Officer


Date: April 19, 1996